UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2009

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INTERSTATE DATA USA, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-53234	61-1348524
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1900 West Loop South, # 1850
Houston, Texas 77027
(Address of Principal Executive Office) (Zip Code)

(606) 324-0048
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant.

a) Dismissal of Moore & Associates, Chartered

On September 17, 2009, the Board of Directors of Interstate Data USA, Inc. (the “Registrant”) dismissed Moore and Associates , Chartered, as its independent registered public accounting firm.

The PCAOB has revoked the registration of Moore and Associates, Chartered, on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

At the time of filing this 8-K, we have been unable to obtain an Exhibit 16 letter from Moore and Associates, Chartered.

The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(b) Engagement of Seale and Beers, CPAs

On September 17, 2009, the Registrant’s Board of Directors approved a resolution to appoint Seale and Beers, CPAs as the Registrants independent registered public accounting firm for the purposes of re-audit requirements and ongoing future audit requirements.

During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERSTATE DATA USA, INC.
(Registrant)

Date: September 18, 2009	By:	/s/ Randall R. Carpenter
	Name:	Randall R. Carpenter
	Title:	President